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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Q&A'S POSTED ON EL PASO'S STRAIGHT TALK INTRANET WEBSITE ON MARCH 25, 2003.

The following Q&As were posted on El Paso's Straight Talk Intranet Website on March 25, 2003. Each Q&A contains a link to the legends, "CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS"and "ADDITIONAL IMPORTANT INFORMATION", as provided here below.

ACCORDING TO RECENT CORPORATE STATEMENTS, EL PASO'S CREDIT RATING DOWNGRADE BY MOODY'S (2/11/03) WAS DUE TO AN ERRONEOUS DEBT-TO-TOTAL CAPITAL RATE CALCULATION PERFORMED BY A MOODY'S ANALYST. AN ARTICLE BY BLOOMBERG STATED THAT EL PASO'S CFO REVIEWED THE CALCULATION BEFORE THE DOWNGRADE WAS PUBLISHED. DID EL PASO'S CFO REVIEW AND ACCEPT THE MOODY'S CALCULATION?

It is standard practice for a company to review proposed press releases from the credit ratings agencies before they are issued, and El Paso's CFO did review the Moody's release before it was finalized. Unfortunately, the release contained a vaguely worded statement that was incorrectly interpreted by the media as meaning that our debt to capitalization on December 31, 2002--as calculated under the terms of our bank agreements--was 73 percent. This is not the case. Our agreements with the banks contain a maximum debt to capitalization ratio of 70 percent, and El Paso's debt to capitalization at year-end was roughly 61 percent.

I DO NOT OWN ANY EL PASO STOCK IN MY 401(K) OR ELSEWHERE; HOWEVER, I DO HAVE STOCK OPTIONS. WILL THOSE OPTIONS ENTITLE ME TO VOTE AT THE
SHAREHOLDER MEETING?

No. Stock options provide you with the opportunity to purchase shares at a fixed price during a certain period of time, but they do not carry ownership or voting rights. Only common stock actually owned--either directly or indirectly (such as in the company's 401(k) plan)--on the annual meeting record date (which has not yet been set) carries voting rights.

ARE THERE PLANS TO SPIN OFF EL PASO PRODUCTION COMPANY AS A SEPARATE, PUBLICLY OWNED COMPANY?

As announced on February 5, 2003, production is one of the core businesses whose value El Paso plans to preserve and enhance. El Paso is dedicating 87 percent of its capital expenditures in 2003 to pipelines and production. There are no current plans to spin off El Paso's Production Company, but management will continue to look at all the possibilities to make sure that the underlying value of all of our assets is maximized for our shareholders. An initial public offering of stock for El Paso Production Company is an option that could be explored.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Web site includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed on this site, including, without limitation, our ability to attract and retain qualified members of the Board of Directors and senior management; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; the successful implementation of the settlement relating to the western energy crisis; receipt of all necessary judicial and regulatory approvals of this settlement; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company does not have an obligation to update the cautionary statement on Straight Talk as information and assumptions regarding El Paso's business and the market change.

ADDITIONAL IMPORTANT INFORMATION

Prior to its 2003 annual meeting, El Paso will furnish to its shareholders El Paso's definitive proxy statement relating to this meeting, together with a WHITE proxy card. Shareholders are strongly advised to read this proxy statement when it becomes available, as it will contain important information.

Shareholders will be able to obtain El Paso's proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted herein, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in Schedule 14A filed by El Paso with the Securities and Exchange Commission on February 18, 2003, as amended by a
Schedule 14A filed by El Paso on March 18, 2003.